SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 18, 2005

Date of Report (Date of earliest event reported)

B-FAST CORP.

(Exact name of registrant as specified in its charter)

Louisiana	1-10190	72-0385274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

660 Newtown-Yardley Road, Newtown, Pennsylvania		17703
(Address of principal executive offices)		(Zip Code)

(215) 860-5600
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02                                     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 18, 2005, Maurice Lawruk, a member and Chairman of the Board of Directors of b-Fast Corp. (the “Company”), resigned from the Board of Directors for personal reasons.  The Company has no plans to fill the vacancy on the Board created by Mr. Lawruk’s resignation prior to the next annual meeting of the shareholders.  Until that meeting of the shareholders of the Company, Bobby R. Adkins will serve as the Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B-FAST CORP.

Dated: January 25, 2005

	By:	/s/ Paul Slack
Paul Slack
Chief Accounting Officer